Exhibit 99.1

THIRD QUARTER 2007

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”).  In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein.  Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings.  Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Sales / Dividends	9
• Financing Activity / Leasing	10
• Leasing (continued) / Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14-17
• Select Financial Ratios	18
• Debt Analysis:
• Debt Breakdown / Future Repayments	19
• Debt Maturities	20
• Debt Detail	21

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	23
• Consolidated Balance Sheets	24
• Consolidated Statement of Changes in Stockholders’ Equity	25
• Statements of Funds from Operations	26
• Statements of Funds from Operations Per Diluted Share	27
• Reconciliation of Basic-to-Diluted Shares/Units	28

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	30
• Properties Commencing Initial Operations	31
• Summary of Construction Projects	32
• Summary of Land Parcels	33
• Rental Property Sales/Rental Property Held For Sale	34

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	36-41
• Market Diversification (MSA’s)	42
• Industry Diversification (Top 30 Tenant Industries)	43
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	44
(b) Square Footage	45
(c) Base Rental Revenue	46
(d) Percentage Leased	47
• Consolidated Property Listing (by Property Type)	48-56
• Significant Tenants (Top 50 Tenants)	57-58
• Schedules of Lease Expirations (by Property Type)	59-63

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•	changes in the general economic climate and conditions, including those affecting industries in which the Company’s principal tenants operate;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•	the availability of financing;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

I.	COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.6 billion at September 30, 2007.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 302 properties, primarily class A office and office/flex buildings, totaling approximately 34.9 million square feet, serving as home to approximately 2,200 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 11.3 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of September 30, 2007)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	302
Total Square Feet	34.9 million square feet
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	23.4 million square feet
Northeast Presence	33.7 million square feet
Common Shares and
Units Outstanding	82.9 million
Dividend-- Quarter/Annualized	$0.64/$2.56
Dividend Yield	6.2%
Total Market Capitalization	$5.6 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Board of Directors

William L. Mack, Chairman of the Board
Martin S. Berger	David S. Mack
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Roy J. Zuckerberg
Mitchell E. Hersh

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer
Barry Lefkowitz, Executive Vice President and Chief Financial Officer
Roger W. Thomas, Executive Vice President, General Counsel and Secretary
Michael A. Grossman, Executive Vice President
Mark Yeager, Executive Vice President

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Equity Research Coverage

Banc of America Securities, LLC Mitchell B. Germain (212) 847-5794	Keybanc Capital Markets Jordan Sadler (917) 368-2280
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Lehman Brothers David Harris (212) 526-1790
Citigroup Jonathan Litt (212) 816-0231	Merrill Lynch Ian Weissman (212) 449-6255
Deutsche Bank-North America Louis Taylor (212) 250-4912	Morgan Stanley David Cohen (212) 761-8564
Goldman Sachs & Co. Jonathan Habermann (917) 343-4260	Stifel Nicolaus & Company, Inc. John Guinee (443) 224-1307
Green Street Advisors Michael Knott (949) 640-8780	Wachovia Securities Christopher Haley (443) 263-6773
Keefe, Bruyette & Woods, Inc. Shelia K. McGrath (212) 887-7793

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Net income available to common shareholders for the third quarter 2007 equaled $23.0 million, or $0.34 per share, versus $16.0 million, or $0.26 per share, for the same quarter last year.  For the nine months ended September 30, 2007, net income available to common shareholders equaled $92.6 million, or $1.37 per share, versus $75.2 million, or $1.20 per share, for the same period last year.

Funds from operations (FFO) available to common shareholders for the quarter ended September 30, 2007 amounted to $77.5 million, or $0.93 per share, versus $67.1 million, or $0.86 per share, for the quarter ended September 30, 2006.  For the nine months ended September 30, 2007, FFO available to common shareholders amounted to $220.9 million, or $2.67 per share, versus $222.3 million, or $2.86 per share, for the same period last year.

Included in net income and FFO for the 2007 periods was $7.1 million ($5.8 million, after deduction for minority interest) resulting from a significant early lease termination fee received in the quarter, partially offset by a write-off in the quarter of $2.1 million ($1.7 million, after deduction for minority interest) related to a development project no longer considered viable. These items represent $0.06 per share in net income and FFO per share of the 2007 periods.

Total revenues for the third quarter 2007 increased 5.8 percent to $212.9 million as compared to $201.3 million for the same quarter last year.  For the nine months ended September 30, 2007, total revenues amounted to $606.7 million, an increase of 13.2 percent over total revenues of $535.9 million, for the same period last year.

All per share amounts presented above are on a diluted basis.

The Company had 67,648,417 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 15,246,628 common operating partnership units outstanding as of September 30, 2007.  The Company had a total of 82,895,045 common shares/common units outstanding at September 30, 2007.

As of September 30, 2007, the Company had total indebtedness of approximately $2.1 billion, with a weighted average annual interest rate of 6.14 percent.  The Company had a total market capitalization of $5.6 billion and a debt-to-undepreciated assets ratio of 38.9 percent at September 30, 2007.  The Company had an interest coverage ratio of 3.4 times for the quarter ended September 30, 2007.

Sales

In July, the Company sold two office buildings in Egg Harbor Township, New Jersey, for approximately $12.5 million.  The buildings, which total 80,344 square feet, are located at 100 and 200 Decadon Drive and are 100 percent leased.

Dividends

In September, the Company’s Board of Directors declared a cash dividend of $0.64 per common share (indicating an annual rate of $2.56 per common share) for the third quarter 2007, which was paid on October 15, 2007 to shareholders of record as of October 3, 2007.

The Board also declared a cash dividend on the Company’s 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period July 15, 2007 through October 14, 2007.  The dividend was paid on October 15, 2007 to shareholders of record as of October 3, 2007.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Financing Activity

In September, the Company announced that its operating partnership, Mack-Cali Realty, L.P., increased the borrowing capacity of its unsecured revolving credit facility by $175 million, to $775 million.  The credit facility, which was extended for two years earlier this year, matures in June 2011 and carries an interest rate of LIBOR plus 55 basis points at the BBB/Baa2 pricing level.

Leasing

Mack-Cali’s consolidated in-service portfolio was 92.2 percent leased at September 30, 2007, as compared to 91.9 percent at June 30, 2007.

For the quarter ended September 30, 2007, the Company executed 127 leases totaling 1,048,580 square feet, consisting of 718,816 square feet of office space, 240,973 square feet of office/flex space and 88,791 square feet of industrial/warehouse space. Of these totals, 426,489 square feet were for new leases and 622,091 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

IN NORTHERN NEW JERSEY
-
Lehman Brothers Holdings, Inc., a global financial services firm, signed a 10-year expansion for 62,763 square feet at 101 Hudson Street in Jersey City.  The 1,246,283 square-foot office building is 93 percent leased.

-	National Stock Exchange, Inc., an all-electronic stock exchange, signed a 10-year new lease for 13,588 square feet, also at 101 Hudson Street in Jersey City.

-
A major international bank signed a new 121-month lease for 80,867 square feet at Harborside Financial Center Plaza 2 in Jersey City, as well as a 72-month expansion for 7,098 square feet.  Harborside Financial Center Plaza 2 is a 761,200 square-foot office building that is 100 percent leased.  The bank has also expanded into 6,542 square feet at Harborside Financial Center Plaza 1 for 121 months and 4,268 square feet for 116 months.  This expansion brings the banks presence at the fully-leased 400,000 square-foot Plaza 1 to 321,201 square feet.

-
Diagnostica Stago, Inc., a provider of hemostasis products, signed a transaction totaling 41,501 square feet consisting of a 17,470 square foot renewal and a 24,031 square foot expansion for 127 months at 5 Century Drive in Parsippany.  The 79,739 square-foot office building, located at Mack-Cali Business Campus, is 97.3 percent leased.

-
The RBA Group, Inc., an architectural, engineering and planning firm, signed a new 134-month lease for 35,696 square feet at 7 Campus Drive in Parsippany.  The 154,395 square-foot office building, also located at Mack-Cali Business Campus, is 64.4 percent leased.

-
HQ Global Workplaces, LLC, a provider of temporary office suites, signed a 138-month new lease for 21,008 square feet at 140 East Ridgewood Avenue in Paramus.  The 239,680 square-foot building, is 88.9 percent leased.

IN CENTRAL NEW JERSEY
-
Telcordia Technologies, Inc., a provider of telecommunication network software and services, signed a two-year renewal for 46,326 square feet at One River Center Building 2 in Red Bank.  The 120,360 square-foot building is 100 percent leased.

-
DSV Air & Sea, Inc., an air and sea freight forwarding service, signed a 51-month renewal for 25,565 square feet at 100 Walnut Avenue in Clark.  The 182,555 square-foot office building is 89.1 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

IN WESTCHESTER COUNTY, NEW YORK
-	United Parcel Service (UPS) signed a 77, 203 square-foot, five-year renewal for the entire building at 3 Warehouse Lane in Elmsford.

-
Traub Lieberman Straus & Shrewsberry, LLP, a law firm, signed a transaction totaling 22,131 square feet consisting of a 65-month renewal for 15,531 square feet as well as a 120-month expansion for 6,600 square feet at 7 Skyline Drive in Hawthorne.  Located at Mid-Westchester Executive Park, the 109,000 square-foot office building is 98.7 percent leased.

-
Westchester Frozen Ropes, LLC, a baseball and softball training and instruction company, signed a 127-month new lease for 22,197 square feet at 300 Executive Boulevard in Elmsford.  The 60,000 square-foot office/flex building, located at Cross Westchester Executive Park, is 100 percent leased.

-
The Bronx-Lebanon Hospital Center signed a new 10-year lease for 15,352 square feet at 1 Executive Boulevard in Yonkers.  The 112,000 square-foot office building, located at South Westchester Executive Park, is 100 percent leased.

IN SUBURBAN PHILADELPHIA
At Moorestown West Corporate Center in Moorestown, New Jersey:
-
C&L Properties, L.L.C. and its affiliate, C&L Packaging, L.L.C., signed 37-month renewals of their leases totaling 32,810 square feet at 1245 North Church Street.  C&L provides contract packing of promotional items for the pharmaceutical industry.  1245 North Church Road is a 52,810 square-foot office/flex building, and is 90.5 percent leased.

-
Pioneer and Company, Inc., a manufacturer of optical instruments and lens, signed a 36-month renewal for 14,400 square feet at 97 Foster Road.  The 43,200 square-foot office/flex building is 75.5 percent leased.

-
Merchant Services, Inc., a credit card processing company, signed a transaction totaling 14,400 square feet consisting of a 76-month expansion for 4,800 square feet as well as a 12-month renewal of 9,600 square feet at 102 Commerce Drive.  The 38,400 square-foot office/flex building is 100 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”).  A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Key Financial Data

As of or for the three months ended
	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Shares and Units:
Common Shares Outstanding	67,648,417	67,923,941	67,847,852	62,925,191	62,551,206
Common Units Outstanding (a)	15,246,628	15,250,592	15,200,761	15,342,283	15,595,825
Combined Shares and Units	82,895,045	83,174,533	83,048,613	78,267,474	78,147,031
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (b)	82,936,027	82,989,817	80,981,701	78,026,613	77,944,623
Weighted Average- Diluted (c)	83,087,797	83,192,728	81,234,395	78,409,851	78,258,441
Common Share Price ($’s):
At the end of the period	41.10	43.49	47.63	51.00	51.80
High during period	44.98	50.83	56.52	55.37	53.66
Low during period	36.80	42.33	46.89	48.24	45.47

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (d)	3,433,524	3,643,815	3,982,484	4,018,758	4,075,120
Total Debt	2,131,118	2,083,548	1,996,017	2,159,959	2,445,837
Total Market Capitalization	5,564,642	5,727,363	5,978,501	6,178,717	6,520,957
Total Debt/ Total Market Capitalization	38.30%	36.38%	33.39%	34.96%	37.51%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,615,835	4,620,222	4,473,403	4,422,889	4,668,761
Gross Book Value of Real Estate Assets	4,860,197	4,841,833	4,574,395	4,573,587	4,839,677
Total Liabilities	2,399,249	2,368,874	2,237,640	2,412,762	2,698,445
Total Minority Interests	472,054	476,781	472,149	482,220	483,055
Total Stockholders’ Equity	1,744,532	1,774,567	1,763,614	1,527,907	1,487,261
Total Revenues	212,881	200,530	193,258	196,083	201,252
Capitalized Interest	1,208	1,186	1,324	1,281	1,719
Scheduled Principal Payments	3,430	2,469	3,645	4,416	3,912
Interest Coverage Ratio	3.41	3.34	3.27	2.91	2.87
Fixed Charge Coverage Ratio	2.93	2.94	2.77	2.47	2.45
Net Income	23,460	51,578	19,079	67,924	16,511
Net Income Available to Common Shareholders	22,960	51,078	18,579	67,424	16,011
Earnings per Share—diluted	0.34	0.75	0.28	1.07	0.26
FFO per Share—diluted (e)	0.93	0.88	0.86	0.87	0.86
Dividends Declared per Share	0.64	0.64	0.64	0.64	0.64
FFO Payout Ratio—diluted (e)	68.58%	72.69%	74.15%	73.58%	74.64%

Portfolio Size:
Properties	302	302	300	300	321
Total Square Footage	34,941,726	34,754,192	34,294,734	34,294,734	36,066,424
Sq. Ft. Leased at End of Period (f) (g)	92.2%	91.9%	92.2%	92.0%	91.4%

(a)	Includes any outstanding preferred units presented on a converted basis into common units.
(c)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d)	Includes any outstanding preferred units presented on a converted basis into common units and minority interests in partially-owned properties.
(e)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(f)
Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at September 30, 2007, a lease with commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), and leases that expire at the period end date.

(g)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended September 30,			%
	2007	2006	Change	Change

Total Property Revenues	$167,203	$164,093	$3,110	1.9

Real Estate Taxes	21,408	22,425	(1,017)	(4.5)
Utilities	21,316	18,500	2,816	15.2
Operating Services	22,354	21,169	1,185	5.6
Total Property Expenses:	65,078	62,094	2,984	4.8

GAAP Net Operating Income	102,125	101,999	126	0.1

Less: straight-lining of rents adj.	921	3,604	(2,683)	(74.5)

Net Operating Income	$101,204	$98,395	$2,809	2.9

Percentage Leased at Period End	92.1%	91.2%

Total Properties:	250

Total Square Footage:	28,431,064

	For the nine months ended September 30,			%
	2007	2006	Change	Change

Total Property Revenues	$478,606	$458,699	$19,907	4.3

Real Estate Taxes	65,452	62,480	2,972	4.8
Utilities	51,436	44,696	6,740	15.1
Operating Services	66,109	60,609	5,500	9.1
Total Property Expenses:	182,997	167,785	15,212	9.1

GAAP Net Operating Income	295,609	290,914	4,695	1.6

Less: straight-lining of rents adj.	5,902	13,381	(7,479)	(55.9)

Net Operating Income	$289,707	$277,533	$12,174	4.4

Percentage Leased at Period End	92.3%	91.3%

Total Properties:	240

Total Square Footage:	27,070,549

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza	1	Red Bank, NJ	100.0%	92,878	50.0%
Mack-Green-Gale	Bellemead Portfolio	25	New Jersey/Michigan	82.1%	3,446,596	50.0%
Route 93 Ventures	Route 495 North Sub Market	7	Boston Suburbs, MA	27.3%	666,697	25.0%
Gale Kimball L.L.C.	100 Kimball Drive	1	Parsippany, NJ	91.4%	175,000	8.33%
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%
Gale Jefferson L.L.C.	One Jefferson Road (a)	1	Parsippany, NJ	n/a	100,000	8.33%

Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	65.9%	232,000	50.0%

Mixed-Use:
GE/Gale Funding L.L.C.	Princeton Forrestal Village	n/a	Princeton, NJ	91.7%	527,015	10.0%
Boston-Filenes	Boston-Filenes	1	Boston, MA	n/a	1,200,000	15.0%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
55 Corporate Partners L.L.C.	Condominium Interest Vacant Land	n/a	Bridgewater, NJ	n/a	n/a	50.0%
Red Bank Corporate Plaza II	Vacant Land	n/a	Red Bank, NJ	n/a	n/a	50.0%

(a)	The Company is developing a 100,000 square foot office building for the venture.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of September 30, 2007 and December 31, 2006 (dollars in thousands):

	September 30, 2007
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Filenes	NKFGMS Owners LLC	One Jefferson	Combined Total
Assets:
Rental property, net	$10,941	$11,695	$65,982	$23,240	$467,437	$43,199	$56,757	$31,250	$17,000	$8,021	--	--	$5,303	$740,825
Other assets	2,008	1,095	12,790	3,593	62,781	25,528	2,904	416	--	858	$54,725	--	293	166,991
Total assets	$12,949	$12,790	$78,772	$26,833	$530,218	$68,727	$59,661	$31,666	$17,000	$8,879	$54,725	--	$5,596	$907,816
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$14,816	$76,287	$18,116	$361,032	$52,800	$42,495	$32,916	--	$9,314	--	--	--	$607,776
Other liabilities	$ 532	393	3,984	700	27,062	6,930	1,077	--	--	--	$ 179	--	$ 63	40,920
Partners’/members’ capital (deficit):	12,417	(2,419)	(1,499)	8,017	142,124	8,997	16,089	(1,250)	$17,000	(435)	54,546	--	5,533	259,120
Total liabilities and partners’/ members’ capital (deficit):	$12,949	$12,790	$78,772	$26,833	$530,218	$68,727	$59,661	$31,666	$17,000	$8,879	$54,725	--	$5,596	$907,816
Company’s investment in unconsolidated joint ventures	$6,131	--	--	$3,763	$128,839	$2,144	$5,012	--	$8,511	$7,512	$16,617	--	$ 548	$179,077

	December 31, 2006
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Filenes	NKFGMS Owners LLC	One Jefferson	Combined Total
Assets:
Rental property, net	$11,404	$12,141	$69,303	$13,205	$480,867	$39,538	$54,684	$26,601	$17,000	$8,221	--	$ 239	--	$733,203
Other assets	1,408	851	11,170	3,320	76,897	24,830	7,177	654	--	909	$10,500	2,638	--	140,354
Total assets	$12,812	$12,992	$80,473	$16,525	$557,764	$64,368	$61,861	$27,255	$17,000	$9,130	$10,500	$2,877	--	$873,557
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$14,936	$77,217	$8,673	$358,063	$47,761	$39,435	$15,350	--	$10,253	--	--	--	$571,688
Other liabilities	$ 532	259	4,944	13	39,497	5,972	846	--	--	--	--	$1,329	--	53,392
Partners’/members’ capital (deficit):	12,280	(2,203)	(1,688)	7,839	160,204	10,635	21,580	11,905	$17,000	(1,123)	$10,500	1,548	--	248,477
Total liabilities and partners’/ members’ capital (deficit):	$12,812	$12,992	$80,473	$16,525	$557,764	$64,368	$61,861	$27,255	$17,000	$9,130	$10,500	$2,877	--	$873,557
Company’s investment in unconsolidated joint ventures	$6,060	--	--	$3,647	$119,061	$2,560	$6,669	$1,024	$8,500	$7,130	$5,250	$ 400	--	$160,301

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended September 30, 2007 and 2006 (dollars in thousands):

	Three Months Ended September 30, 2007
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Filenes	NKFGMS Owners LLC	One Jefferson	Combined Total
Total revenue	--	--	$257	$478	$10,640	$ 180	$17,065	$3,905	$722	$ 1	--	$ 440	$141	--	--	$33,829
Operating and other expenses	--	--	(49)	(402)	(6,441)	(3)	(7,983)	(1,899)	(948)	(93)	--	(17)	(7)	--	--	(17,842)
Depreciation and amortization	--	--	(154)	(176)	(1,496)	(50)	(6,581)	(790)	181	(146)	--	(88)	--	--	--	(9,300)
Interest expense	--	--	--	(267)	(1,194)	(50)	(6,870)	(1,248)	(904)	(382)	--	(110)	--	--	--	(11,025)
Net income	--	--	$ 54	$(367)	$1,509	$ 77	$(4,369)	$(32)	$(949)	$(620)	--	$ 225	$134	--	--	$(4,338)
Company’s equity in earnings (loss) of unconsolidated joint ventures	--	--	$ 27	$(200)	$ 755	$ 69	$(2,012)	$(14)	$(285)	$(52)	--	$ 113	$ 40	--	--	$(1,559)

	Three Months Ended September 30, 2006
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Filenes	NKFGMS Owners LLC	One Jefferson	Combined Total
Total revenue	$ 110	$1,703	$167	$518	$9,926	-	$15,002	$2,194	$1,970	$ 3	--	$ 156	--	--	--	$31,749
Operating and other expenses	(2,578)	(999)	(62)	(391)	(6,015)	--	(7,578)	(1,694)	(590)	(1)	--	(64)	--	--	--	(19,972)
Depreciation and amortization	--	(363)	(154)	(167)	(1,460)	--	(5,841)	(695)	(349)	--	--	(29)	--	--	--	(9,058)
Interest expense	--	(845)	--	(267)	(893)	--	(6,629)	(795)	(761)	--	--	--	--	--	--	(10,190)
Net income	$(2,468)	$(504)	$(49)	$(307)	$1,558	--	$(5,046)	$(990)	$270	$ 2	--	$ 63	--	--	--	$(7,471)
Company’s equity in earnings (loss) of unconsolidated joint ventures	$(1,876)	$(409)	$(24)	$(225)	$ 639	--	$(2,749)	$(211)	$ 67	--	--	$ 31	--	--	--	$(4,757)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the nine months ended September 30, 2007 and 2006 (dollars in thousands):

	Nine Months Ended September 30, 2007
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Filenes	NKFGMS Owners LLC	One Jefferson	Combined Total
Total revenue	--	--	$731	$1,523	$30,944	$242	$50,757	$9,157	$1,785	$ 3	--	$1,488	$672	--	--	$97,302
Operating and other expenses	--	--	(132)	(1,166)	(18,947)	(5)	(23,141)	(4,889)	(2,812)	(133)	--	(50)	(668)	--	--	(51,943)
Depreciation and amortization	--	--	(462)	(526)	(4,462)	(49)	(20,745)	(2,327)	(1,846)	(329)	--	(264)	--	--	--	(31,010)
Interest expense	--	--	--	(796)	(3,596)	(50)	(20,299)	(3,579)	(2,547)	(796)	--	(454)	--	--	--	(32,117)
Net income	--	--	$137	$(965)	$3,939	$138	$(13,428)	$(1,638)	$(5,420)	$(1,255)	--	$ 720	$ 4	--	--	$(17,768)
Company’s equity in earnings (loss) of unconsolidated joint ventures	--	--	$ 69	$(375)	$1,863	$ 69	$(5,351)	$(416)	$(1,655)	$(104)	--	$ 360	$ 1	$53	--	$(5,486)

	Nine Months Ended September 30, 2006
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Filenes	NKFGMS Owners LLC	One Jefferson	Combined Total
Total revenue	$ 409	$5,351	$489	$1,533	$27,529	--	$24,469	$6,585	$2,528	$ 3	--	$ 156	--	--	--	$69,052
Operating and other expenses	(2,729)	(2,880)	(150)	(1,095)	(16,651)	--	(11,354)	(4,410)	(847)	(1)	--	(64)	--	--	--	(40,181)
Depreciation and amortization	--	(1,075)	(462)	(543)	(4,369)	--	(9,219)	(2,116)	(465)	--	--	(29)	--	--	--	(18,278)
Interest expense	--	(2,362)	--	(756)	(2,750)	--	(10,219)	(2,178)	(1,002)	--	--	--	--	--	--	(19,267)
Net income	$(2,320)	$(966)	$(123)	$(861)	$3,759	--	$(6,323)	$(2,119)	$214	$ 2	--	$ 63	--	--	--	$(8,674)
Company’s equity in earnings (loss) of unconsolidated joint ventures	$(1,876)	$(731)	$(61)	$(225)	$1,740	--	$(4,009)	$(278)	$ 53	--	--	$ 31	--	--	--	$(5,356)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Select Financial Ratios

Ratios Computed For Industry	September 30,
Comparisons:	2007	2006
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	46.17%	52.39%

Total Debt/ Total Market Capitalization (Market value) (%)	38.30%	37.51%

Total Debt/ Total Undepreciated Assets (%)	38.85%	45.03%

Secured Debt/ Total Undepreciated Assets (%)	5.51%	6.63%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.41	2.87	3.34	3.21

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	3.08	2.59	3.03	2.87

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.93	2.45	2.88	2.71

FFO Payout (Dividends Declared/Funds from Operations) (%)	68.58%	74.64%	71.72%	66.38%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Debt Analysis
(as of September 30, 2007)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,662,890	78.03%	6.29%	4.55
Fixed Rate Secured Debt and Other Obligations	302,228	14.18%	5.36%	4.27
Variable Rate Unsecured Debt	166,000	7.79%	6.05%	3.73
Totals/Weighted Average:	$2,131,118	100.00%	6.14%	4.45

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
October 1 – December 31, 2007	$ 4,521	--	$ 4,521	5.04%
2008	20,336	$12,563	32,899	5.23%
2009	11,426	300,000	311,426	7.40%
2010	2,583	334,500	337,083	5.26%
2011	2,745	466,000	468,745	7.25%
Thereafter	8,566	970,766	979,332	5.57%
Sub-total	50,177	2,083,829	2,134,006	6.14%
Adjustment for unamortized debt discount/premium, net, as of September 30, 2007	(2,888)	--	(2,888)	--
Totals/Weighted Average:	$ 47,289	$2,083,829	$2,131,118	6.14%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Debt Maturities
(dollars in thousands)

	October 1 – December 31, 2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2018	TOTALS
Secured Debt:
6404 Ivy Lane		$12,563										$12,563
Prudential Portfolio				$150,000								150,000
105 Challenger				19,500								19,500
2200 Renaissance Boulevard						$15,234						15,234
Soundview Plaza							$14,889					14,889
9200 Edmonston Road							4,229					4,229
6305 Ivy Lane								$5,707				5,707
6301 Ivy Lane								5,301				5,301
35 Waterview								18,185				18,185
395 West Passaic								9,636				9,636
23 Main Street											$26,566	26,566
Total Secured Debt:	--	$12,563	--	$169,500	--	$15,234	$19,118	$38,829	--	--	$26,566	$281,810

Unsecured Debt:
Unsecured credit facility					$166,000							$166,000
7.250% unsecured notes due 3/09			$300,000									300,000
5.050% unsecured notes due 4/10				$150,000								150,000
7.835% unsecured notes due 12/10				15,000								15,000
7.750% unsecured notes due 2/11					300,000							300,000
5.250% unsecured notes due 1/12						$100,000						100,000
6.150% unsecured notes due 12/12						94,914						94,914
5.820% unsecured notes due 3/13							$26,105					26,105
4.600% unsecured notes due 6/13							100,000					100,000
5.125% unsecured notes due 2/14								$200,000				200,000
5.125% unsecured notes due 1/15									$150,000			150,000
5.80% unsecured notes due 1/16										$200,000		200,000
Total Unsecured Debt:	--	--	$300,000	$165,000	$466,000	$194,914	$126,105	$200,000	$150,000	$200,000	--	$1,802,019

Total Debt:	--	$12,563	$300,000	$334,500	$466,000	$210,148	$145,223	$238,829	$150,000	$200,000	$26,566	$2,083,829

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Debt Detail
(dollars in thousands)

		Effective	Principal Balance at
Property Name	Lender	Interest Rate	September 30, 2007	December 31, 2006	Date of Maturity
Senior Unsecured Notes: (a)
7.250%, $300,000 Face Amount Notes	public debt	7.490%	$299,657	$ 299,481	03/15/09
5.050%, $150,000 Face Amount Notes	public debt	5.265%	149,861	149,819	04/15/10
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	299,424	299,295	02/15/11
5.250%, $100,000 Face Amount Notes	public debt	5.457%	99,161	99,015	01/15/12
6.150%, $94,914 Face Amount Notes	public debt	6.894%	92,349	91,981	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,503	25,420	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,837	99,815	06/15/13
5.125%, $200,000 Face Amount Notes	public debt	5.110%	201,528	201,708	02/15/14
5.125%, $150,000 Face Amount Notes	public debt	5.297%	149,325	149,256	01/15/15
5.800%, $200,000 Face Amount Notes	public debt	5.806%	200,635	200,692	01/15/16
Total Senior Unsecured Notes:			$1,632,280	$1,631,482

Revolving Credit Facilities:
Unsecured Facility (b)	23 Lenders	Libor +0.550%	$166,000	$ 145,000	6/22/11
Total Revolving Credit Facilities:			$166,000	$ 145,000

Property Mortgages: (c)
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	--	$ 9,422	(d)
6303 Ivy Lane	State Farm Life Ins. Co.	5.567%	--	6,020	(e)
6404 Ivy Lane	TIAA	5.582%	$ 13,191	13,665	08/01/08
Various (f)	Prudential Insurance Co.	4.841%	150,000	150,000	01/15/10
105 Challenger Road	Archon Financial CMBS	6.235%	18,913	18,748	06/06/10
2200 Renaissance Boulevard	Wachovia CMBS	5.888%	17,538	17,819	12/01/12
Soundview Plaza	Morgan Stanley Mortgage Capital	6.015%	17,687	18,013	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	5,131	5,232	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	7,146	7,285	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	12,698	12,996	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,697	6,821	07/01/14
35 Waterview	Wachovia CMBS	6.348%	20,150	20,318	08/11/14
500 West Putnam Avenue (g)	New York Life Ins. Co.	5.571%	--	25,000	01/10/16
23 Main Street	JPMorgan CMBS	5.587%	33,078	33,396	09/01/18
Assumed Obligations	n/a	4.919%	30,609	38,742	05/01/09	(h)
Total Mortgages, Loans Payable and Other Obligations:			$332,838	$ 383,477
Total Debt:			$2,131,118	$2,159,959

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)	Total borrowing capacity under this facility is $775 million.
(c)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)	On February 5, 2007, the Company repaid this mortgage loan at par, using available cash.
(e)	On February 15, 2007, the Company repaid this mortgage loan at par, using available cash.
(f)	Mortgage is collateralized by seven properties.
(g)	On June 11, 2007, the Company assigned this loan with the sale of the property and the purchaser assumed this obligation.
(h)	The obligations mature at various times through May 2009.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
Revenues	2007	2006	2007	2006
Base rents	$145,535	$137,270	$427,574	$398,109
Escalations and recoveries from tenants	27,491	24,959	79,477	69,202
Construction services	22,912	23,237	68,722	36,286
Real estate services	5,567	10,652	13,267	19,015
Other income	11,376	5,134	17,628	13,318
Total revenues	212,881	201,252	606,668	535,930

Expenses
Real estate taxes	22,422	22,499	69,744	64,431
Utilities	21,944	18,565	54,818	46,235
Operating services	27,096	29,831	79,070	75,867
Direct construction costs	22,479	22,569	66,024	35,148
General and administrative	13,411	12,173	37,351	32,794
Depreciation and amortization	49,790	39,726	135,064	115,681
Total expenses	157,142	145,363	442,071	370,156
Operating income	55,739	55,889	164,597	165,774

Other (expense) income
Interest expense	(32,163)	(35,466)	(94,432)	(99,575)
Interest and other investment income	985	514	4,173	2,359
Equity in earnings (loss) of unconsolidated joint ventures	(1,559)	(4,757)	(5,486)	(5,356)
Minority interest in consolidated joint ventures	51	113	492	143
Gain on sale of investment in marketable securities	--	--	--	15,060
Total other (expense) income	(32,686)	(39,596)	(95,253)	(87,369)
Income from continuing operations before
Minority interest in Operating Partnership	23,053	16,293	69,344	78,405
Minority interest in Operating Partnership	(4,146)	(3,169)	(12,564)	(14,959)
Income from continuing operations	18,907	13,124	56,780	63,446
Discontinued operations (net of minority interest):
Income from discontinued operations	20	3,387	1,057	9,375
Realized gains (losses) and unrealized losses on disposition of rental property, net	4,533	--	36,280	3,921
Total discontinued operations, net	4,553	3,387	37,337	13,296
Net income	23,460	16,511	94,117	76,742
Preferred stock dividends	(500)	(500)	(1,500)	(1,500)
Net income available to common shareholders	$22,960	$ 16,011	$92,617	$75,242

Basic earnings per common share:
Income from continuing operations	$ 0.27	$ 0.20	$ 0.82	$ 1.00
Discontinued operations	0.07	0.06	0.56	0.21
Net income available to common shareholders	$ 0.34	$ 0.26	$ 1.38	$ 1.21

Diluted earnings per common share:
Income from continuing operations	$ 0.27	$ 0.20	$ 0.82	$ 0.99
Discontinued operations	0.07	0.06	0.55	0.21
Net income available to common shareholders	$ 0.34	$ 0.26	$ 1.37	$ 1.20

Dividends declared per common share	$ 0.64	$ 0.64	$ 1.92	$ 1.90

Basic weighted average shares outstanding	67,688	62,302	67,068	62,158

Diluted weighted average shares outstanding	83,088	78,258	82,515	77,664

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	September 30,	December 31,
Assets	2007	2006
Rental property
Land and leasehold interests	$724,056	$659,169
Buildings and improvements	3,741,029	3,549,699
Tenant improvements	385,892	356,495
Furniture, fixtures and equipment	9,220	8,224
	4,860,197	4,573,587
Less – accumulated depreciation and amortization	(869,888)	(796,793)
Net investment in rental property	3,990,309	3,776,794
Cash and cash equivalents	29,981	101,223
Marketable securities available for sale at fair value	5,111	--
Investments in unconsolidated joint ventures	179,077	160,301
Unbilled rents receivable, net	106,751	100,847
Deferred charges and other assets, net	261,394	240,637
Restricted cash	13,639	15,448
Accounts receivable, net of allowance for doubtful accounts
of $2,761 and $1,260	29,573	27,639

Total assets	$4,615,835	$4,422,889

Liabilities and Stockholders’ Equity
Senior unsecured notes	$1,632,280	$1,631,482
Revolving credit facility	166,000	145,000
Mortgages, loans payable and other obligations	332,838	383,477
Dividends and distributions payable	53,554	50,591
Accounts payable, accrued expenses and other liabilities	150,949	122,134
Rents received in advance and security deposits	44,841	45,972
Accrued interest payable	18,787	34,106
Total liabilities	2,399,249	2,412,762

Minority interests:
Operating Partnership	470,516	480,103
Consolidated joint ventures	1,538	2,117
Total minority interests	472,054	482,220
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and
10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
67,648,417 and 62,925,191 shares outstanding	676	629
Additional paid-in capital	1,961,984	1,708,053
Dividends in excess of net earnings	(243,355)	(205,775)
Accumulated other comprehensive income	227	--
Total stockholders’ equity	1,744,532	1,527,907

Total liabilities and stockholders’ equity	$4,615,835	$4,422,889

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Stockholders’ Equity
For the Nine Months ended September 30, 2007
(in thousands) (unaudited)

							Accumulated
					Additional	Dividends in	Other	Total
	Preferred Stock		Common Stock		Paid-In	Excess of	Comprehensive	Stockholders’	Comprehensive
	Shares	Amount	Shares	Par Value	Capital	Net Earnings	Income	Equity	Income
Balance at January 1, 2007	10	$25,000	62,925	$629	$1,708,053	$(205,775)	--	$1,527,907	--
Net income	--	--	--	--	--	94,117	--	94,117	$94,117
Preferred stock dividends	--	--	--	--	--	(1,500)	--	(1,500)	--
Common stock dividends	--	--	--	--	--	(130,197)	--	(130,197)	--
Common stock offering	--	--	4,650	47	251,685	--	--	251,732	--
Redemption of common units
for common stock	--	--	211	2	6,564	--	--	6,566	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	--	--	5	--	225	--	--	225	--
Stock options exercised	--	--	128	1	3,674	--	--	3,675	--
Stock options expense	--	--	--	--	99	--	--	99	--
Comprehensive Gain:
Unrealized holding gain
on marketable securities
available for sale	--	--	--	--	--	--	$227	227	227
Directors Deferred comp. plan	--	--	--	--	240	--	--	240	--
Issuance of restricted stock	--	--	13	--	--	--	--	--	--
Repurchase of Common Stock	--	--	(284)	(3)	(11,169)	--	--	(11,172)	--
Amortization of stock comp.	--	--	--	--	2,613	--	--	2,613	--
Balance at September 30, 2007	10	$25,000	67,648	$676	$1,961,984	$(243,355)	$227	$1,744,532	$94,344

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Net income available to common shareholders	$22,960	$16,011	$92,617	$75,242
Add: Minority interest in Operating Partnership	4,146	3,169	12,564	14,959
Minority interest in discontinued operations	1,025	850	8,374	3,277
Real estate-related depreciation and amortization on continuing operations (a)	54,964	45,003	151,339	125,326
Real estate-related depreciation and amortization on discontinued operations	--	2,068	424	8,387
Deduct: Discontinued operations – Realized gains (losses) and unrealized losses on disposition of rental property, net	(5,554)	--	(44,414)	(4,905)
Funds from operations available to common shareholders (b)	$77,541	$67,101	$220,904	$222,286

Diluted weighted average shares/units outstanding (c)	83,088	78,258	82,515	77,664

Funds from operations per share/unit – diluted	$ 0.93	$ 0.86	$ 2.67	$ 2.86

Dividend declared per common share	$ 0.64	$ 0.64	$ 1.92	$ 1.90

Dividend payout ratios:
Funds from operations-diluted	68.58%	74.64%	71.72%	66.38%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$ 1,916	$3,184	$ 7,053	$ 7,575
Tenant improvements and leasing commissions	$22,051	$15,690	$43,873	$46,366
Straight-line rent adjustments (d)	$ 2,146	$5,003	$ 9,386	$17,604
Amortization of (above)/below market lease intangibles, net (e)	$ 1,824	$ 234	$ 3,415	$ 1,259

(a)  Includes the Company’s share from unconsolidated joint ventures of $5,336 and $5,421 for the three months ended September 30, 2007 and 2006, respectively and $16,751 and $10,078 for the nine months ended September 30, 2007 and 2006, respectively.

(b)  Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 11.

(c)  Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (15,248 shares and 15,643 shares for the three months ended September 30, 2007 and 2006, respectively and 15,242 shares and 15,195 shares for the nine months ended September 30, 2007 and 2006, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

(d)  Includes the Company’s share from unconsolidated joint ventures of $907 and $1,272 for the three months ended September 30, 2007 and 2006, respectively and $2,353 and $2,413 for the nine months ended September 30, 2007 and 2006, respectively.

(e)  Includes the Company’s share from unconsolidated joint ventures of $426 and $0 for three months ended September 30, 2007 and 2006, respectively and $1,097 and $0 for the nine months ended September 30, 2007 and 2006, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Net income available to common shareholders	$0.34	$0.26	$1.37	$1.20
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.66	0.58	1.83	1.61
Real estate-related depreciation and amortization on discontinued operations	--	0.03	0.01	0.11
Deduct: Discontinued operations – Realized gains (losses) and unrealized losses on disposition of rental property, net	(0.07)	--	(0.54)	(0.06)
Minority interest / rounding adjustment	--	(0.01)	--	--
Funds from operations available to common shareholders (b)	$0.93	$0.86	$2.67	$2.86

Diluted weighted average shares/units outstanding (c)	83,088	78,258	82,515	77,664

(a)  Includes the Company’s share from unconsolidated joint ventures of $0.06 and $0.07 for the three months ended September 30, 2007 and 2006, respectively and $0.20 and $0.13 for the nine months ended September 30, 2007 and 2006, respectively.

(b)  Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 11.

(c)  Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (15,248 shares and 15,643 shares for the three months ended September 30, 2007 and 2006, respectively and 15,242 shares and 15,195 shares for the nine months ended September 30, 2007 and 2006, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Basic weighted average shares outstanding:	67,688	62,301	67,068	62,158
Add: Weighted average common units	15,248	15,643	15,242	15,196
Basic weighted average shares/units:	82,936	77,944	82,310	77,354
Add: Stock options	152	314	205	310
Diluted weighted average shares/units outstanding:	83,088	78,258	82,515	77,664

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
(dollars in thousands)

For the nine months ended September 30, 2007

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company
Office:
05/08/07	AAA Properties (a)	Hamilton Township, Mercer County, NJ	2	69,232	$ 9,048
06/11/07	125 Broad Street (b) (c)	New York, New York County, NY	1	524,476	274,091
Total Property Acquisitions:			3	593,708	$283,139

(a)	Included in this transaction was the acquisition of two parcels of developable land aggregating approximately 13 acres.
(b)	Acquisition represented two units of office condominium interests, which collectively comprise floors 2 through 16, or 39.6 percent, of the 40-story, 1.2 million square-foot building.
(c)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility.

For the year ended December 31, 2006

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)
Office:
02/28/06	Capital Office Park (b)	Greenbelt, Prince George’s County, MD	7	842,258	$166,011
05/09/06	35 Waterview Boulevard (c) (d)	Parsippany, Morris County, NJ	1	172,498	33,586
05/09/06	105 Challenger Road (c) (e)	Ridgefield Park, Bergen County, NJ	1	150,050	34,960
05/09/06	343 Thornall Street (c) (f)	Edison, Middlesex County, NJ	1	195,709	46,193
07/31/06	395 W. Passaic Street (g)	Rochelle Park, Bergen County, NJ	1	100,589	22,219
Total Property Acquisitions:			11	1,461,104	$302,969

(a)	Amounts are as of September 30, 2007.
(b)	This transaction was funded primarily through the assumption of $63.2 million of mortgage debt and the issuance of 1.9 million common operating partnership units valued at $87.2 million.
(c)	The property was acquired as part of the Gale/Green Transactions.
(d)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility and the assumption of $20.4 million of mortgage debt.
(e)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility and the assumption of $19.5 million of mortgage debt.
(f)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility.
(g)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility and the assumption of $13.1 million of mortgage debt.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Properties Commencing Initial Operations
(dollars in thousands)

For the nine months ended September 30, 2007

Date Placed in Service	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a) (b)
Office
Majority Owned:
05/08/07	700 Horizon Drive	Hamilton Township, Mercer County, NJ	1	120,000	$16,788

Unconsolidated Joint Ventures:
03/01/07	100 Kimball Drive	Parsippany, Morris County, NJ	1	175,000	944
09/08/07	Red Bank Corporate Plaza	Red Bank, Monmouth County, NJ	1	92,878	22,519
Total Properties Commencing Initial Operations:			3	387,878	$40,251

(a)	Development costs were funded primarily through draws on the Company’s revolving credit facility.
(b)	Amounts are as of September 30, 2007.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Summary of Construction Projects
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 9/30/07	Total Estimated Costs	Current % Leased
Majority Owned:
Wyndham	Parsippany, NJ	Office	2008-4Q	1	250,000	$ 2,952	$64,837	100.0%
Sub-total:				1	250,000	2,952	64,837	100.0%

Unconsolidated Joint Ventures:
Boston-Filenes	Boston, MA	Mixed-Use	n/a	1	1,200,000	109,540	710,000	n/a
One Jefferson	Parsippany, NJ	Office	2008-4Q	1	100,000	230	28,300	n/a
Sub-total:				2	1,300,000	109,770	738,300	n/a
Grand Total:				3	1,550,000	$112,722	$803,137	16.1%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
55 Corporate Drive (a)	Bridgewater	NJ	30.0	200,000	Office
Horizon Center	Hamilton Township	NJ	5.3	68,000	Office/Flex/Retail
3 & 5 AAA Drive (b)	Hamilton Township	NJ	17.5	112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4	32,000	Office
2 South Gold Drive (c)	Hamilton Township	NJ	9.5	75,000	Office
Plaza VIII and IX Associates, L.L.C. (a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (d)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (a)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	86.8	1,100,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Red Bank Corporate Plaza II (a)	Red Bank	NJ	1.0	18,563	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (a)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (a)	East Rutherford	NJ	3.2	500,000	Hotel (e)
Elmsford Distribution Center (f)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road (a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree Corporate Center	Media	PA	2.3	15,200	Office
Capital Office Park	Greenbelt	MD	43.0	600,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Total:			435.8	11,319,013

(a)  Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(b)  This land parcel also includes an existing office building totaling 35,270 square feet.
(c)  This land parcel also includes an existing office building totaling 33,962 square feet.
(d)  In addition, there are 21 acres of riparian property.
(e)  Hotel project can comprise up to 520 rooms.
(f)  Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Rental Property Sales
(dollars in thousands)

For the nine months ended September 30, 2007

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
05/10/07	1000 Bridgeport Avenue	Shelton, Fairfield County, Connecticut	1	133,000	$16,411	$13,782	$2,629
06/11/07	500 W. Putnam Avenue	Greenwich, Fairfield County, Connecticut	1	121,250	54,344	18,113	36,231
07/13/07	100 & 200 Decadon Drive	Egg Harbor, Atlantic County, New Jersey	2	80,344	11,448	5,894	5,554
Total Office Property Sales:			4	334,594	$82,203	$37,789	$44,414

For the year ended December 31, 2006

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
06/28/06	Westage Business Center	Fishkill, Dutchess County, NY	1	118,727	$14,765	$10,872	$3,893
06/30/06	1510 Lancer Drive	Moorestown, Burlington County, NJ	1	88,000	4,146	3,134	1,012
11/10/06	Colorado portfolio	Various cities, Colorado	19	1,431,610	193,404	165,072	28,332
12/21/06	California portfolio	San Francisco, San Francisco County, CA	2	450,891	124,182	97,814	26,368
Total Office Property Sales:			23	2,089,228	$336,497	$276,892	$59,605

Rental Property Held For Sale
(dollars in thousands)

At September 30, 2007

None.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended September 30, 2007)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 6/30/07	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/07 (c)	Pct. Leased 9/30/07	Pct. Leased 6/30/07

Northern NJ	12,076,914	-	(356,022)	498,173	142,151	12,219,065	92.5%	91.4%
Central NJ	4,675,970	-	(213,639)	140,916	(72,723)	4,603,247	89.9%	91.3%
Westchester Co., NY	4,587,491	-	(246,782)	263,389	16,607	4,604,098	96.2%	95.8%
Manhattan	524,476	-	-	-	-	524,476	100.0%	100.0%
Sub. Philadelphia	3,255,826	(80,344)	(96,736)	114,703	17,967	3,193,449	90.5%	90.2%
Fairfield, CT	502,831	-	(5,070)	11,511	6,441	509,272	85.2%	84.1%
Washington, DC/MD	1,152,210	-	(21,556)	18,669	(2,887)	1,149,323	88.9%	89.1%
Rockland Co., NY	175,071	-	(11,817)	1,219	(10,598)	164,473	91.4%	97.3%
Totals	26,950,789	(80,344)	(951,622)	1,048,580	96,958	26,967,403	92.2%	91.9%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2007	29,325,705
Total sq. ft. of properties added this period	-
Total sq. ft. of properties sold this period	(80,344)
Total sq. ft. as of September 30, 2007	29,245,361

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring September 30, 2007 aggregating 67,253 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Leasing Statistics
(For the three months ended September 30, 2007)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	39	461,016	231,806	229,210	8.6	29.50	3.94
	Office/Flex	4	37,157	34,430	2,727	2.4	14.89	0.85
Central NJ	Office	20	134,278	26,258	108,020	3.8	25.20	2.19
	Office/Flex	1	6,638	6,638	-	10.0	25.13	1.69
Westchester Co., NY	Office	14	66,555	24,951	41,604	6.0	28.22	1.76
	Office/Flex	19	108,043	68,690	39,353	6.4	14.69	1.30
	Industrial/Warehouse	3	88,791	-	88,791	4.7	7.05	0.28
Sub. Philadelphia	Office	6	25,568	14,454	11,114	4.7	23.07	4.93
	Office/Flex	10	89,135	4,650	84,485	2.5	9.52	0.34
Fairfield Co., CT	Office	4	11,511	6,441	5,070	1.9	27.97	2.13
Washington, DC/MD	Office	6	18,669	8,171	10,498	3.9	26.58	3.63
Rockland Co., NY	Office	1	1,219	-	1,219	7.2	23.44	3.14
Totals		127	1,048,580	426,489	622,091	6.3	22.96	2.98

Detail by Property Type
	Office	90	718,816	312,081	406,735	7.1	28.24	3.63
	Office/Flex	34	240,973	114,408	126,565	4.5	13.10	1.09
	Industrial/Warehouse	3	88,791	-	88,791	4.7	7.05	0.28

Company Totals		127	1,048,580	426,489	622,091	6.3	22.96	2.98

Tenant Retention:	Leases Retained	62.1%
	Sq. Ft. Retained	65.4%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c)
Represents estimated workletter costs of $12,464,532 and commissions of $6,665,335 committed, but not necessarily expended, during the period for second generation space aggregating 1,023,856 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Leasing Statistics
(For the three months ended September 30, 2007)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 6/30/07	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft. (a)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/07	Pct. Leased 9/30/07	Pct. Leased 6/30/07
Northeast
Northern NJ	2,154,374	-	(44,641)	55,910	11,269	2,165,643	94.4%	93.9%
Central NJ	1,034,830	92,878	(6,910)	1,373	(5,537)	1,122,171	86.6%	86.0%
Rockland Co., NY	152,983	-	-	-	-	152,983	65.9%	65.9%
Boston, MA	215,226	-	(46,922)	13,605	(33,317)	181,909	27.3%	32.3%
Total Northeast	3,557,413	92,878	(98,473)	70,888	(27,585)	3,622,706	80.7%	80.9%

Other
Troy, MI	860,826	-	(31,018)	-	(31,018)	829,808	68.7%	71.2%
Total Other	860,826	-	(31,018)	-	(31,018)	829,808	68.7%	71.2%

Company Totals	4,418,239	92,878	(129,491)	70,888	(58,603)	4,452,514	78.2%	78.8%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2007	5,603,487
Total sq. ft. of properties added this period	92,878
Total sq. ft. as of September 30, 2007	5,696,365

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (b)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (c)
Northeast
Northern NJ	5	55,910	3,139	52,771	5.0	32.25	1.51
Central NJ	1	1,373	1,373	-	5.0	25.50	-
Boston, MA	1	13,605	13,605	-	3.0	16.90	5.33
Total Northeast	7	70,888	18,117	52,771	4.6	29.17	2.02

Other
Troy, MI	-	-	-	-	-	-	-
Total Other	-	-	-	-	-	-	-

Company Totals	7	70,888	18,117	52,771	4.6	29.17	2.02

(a)   Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(b) “Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(c) Represents estimated workletter costs of $169,944 and commissions of $449,763 committed, but not necessarily expended, during the period for second generation space aggregating 66,376 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Leasing Statistics
(For the nine months ended September 30, 2007)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 12/31/06	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/07 (c)	Pct. Leased 9/30/07	Pct. Leased 12/31/06

Northern NJ	12,138,054	-	(1,171,302)	1,252,313	81,011	12,219,065	92.5%	91.9%
Central NJ	4,467,983	145,520	(381,456)	371,200	(10,256)	4,603,247	89.9%	90.6%
Westchester Co., NY	4,610,675	-	(770,572)	763,995	(6,577)	4,604,098	96.2%	96.3%
Manhattan	-	524,476	-	-	-	524,476	100.0%	-
Sub. Philadelphia	3,252,336	(80,344)	(540,835)	562,292	21,457	3,193,449	90.5%	90.1%
Fairfield, CT	763,575	(238,875)	(99,420)	83,992	(15,428)	509,272	85.2%	89.6%
Washington, DC/MD	1,158,589	-	(85,849)	76,583	(9,266)	1,149,323	88.9%	89.6%
Rockland Co., NY	180,000	-	(49,347)	33,820	(15,527)	164,473	91.4%	100.0%
Totals	26,571,212	350,777	(3,098,781)	3,144,195	45,414	26,967,403	92.2%	92.0%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2006	28,866,247
Total sq. ft. of properties added this period	713,708
Total sq. ft. of properties sold this period	(334,594)
Total sq. ft. as of September 30, 2007	29,245,361

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring September 30, 2007 aggregating 67,253 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Leasing Statistics
(For the nine months ended September 30, 2007)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	112	1,169,147	429,519	739,628	8.0	29.46	3.26
	Office/Flex	8	83,166	62,163	21,003	3.9	15.96	1.76
Central NJ	Office	45	334,416	141,459	192,957	5.6	23.28	3.34
	Office/Flex	4	36,784	12,251	24,533	4.9	17.33	1.29
Westchester Co., NY	Office	56	190,871	53,949	136,922	4.8	29.36	2.43
	Office/Flex	60	467,007	182,672	284,335	5.1	16.65	1.75
	Industrial/Warehouse	6	106,117	-	106,117	4.8	8.32	0.34
Sub. Philadelphia	Office	28	210,492	82,366	128,126	5.0	24.35	3.62
	Office/Flex	26	351,800	57,020	294,780	4.5	10.01	0.85
Fairfield Co., CT	Office	18	83,992	22,923	61,069	2.9	25.26	2.17
Washington, DC/MD	Office	16	76,583	16,375	60,208	5.4	29.44	2.20
Rockland Co., NY	Office	3	33,820	31,092	2,728	7.0	23.91	3.23
Totals		382	3,144,195	1,091,789	2,052,406	6.1	22.99	2.68

Detail by Property Type
	Office	278	2,099,321	777,683	1,321,638	6.7	27.69	3.19
	Office/Flex	98	938,757	314,106	624,651	4.8	14.12	1.41
	Industrial/Warehouse	6	106,117	-	106,117	4.8	8.32	0.34

Company Totals		382	3,144,195	1,091,789	2,052,406	6.1	22.99	2.68

Tenant Retention:	Leases Retained	60.9%
	Sq. Ft. Retained	66.3%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c)
Represents estimated workletter costs of $31,746,453 and commissions of $18,218,099 committed, but not necessarily expended, during the period for second generation space aggregating 3,075,916 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Leasing Statistics
(For the nine months ended September 30, 2007)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 12/31/06	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft. (a)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/07	Pct. Leased 9/30/07	Pct. Leased 12/31/06
Northeast
Northern NJ	1,969,302	160,028	(65,905)	102,218	36,313	2,165,643	94.4%	93.0%
Central NJ	1,005,877	92,878	(21,229)	44,645	23,416	1,122,171	86.6%	83.6%
Rockland Co., NY	152,983	-	-	-	-	152,983	65.9%	65.9%
Boston, MA	344,312	-	(199,422)	37,019	(162,403)	181,909	27.3%	51.6%
Total Northeast	3,472,474	252,906	(286,556)	183,882	(102,674)	3,622,706	80.7%	82.3%

Other
Troy, MI	859,181	-	(40,067)	10,694	(29,373)	829,808	68.7%	71.1%
Total Other	859,181	-	(40,067)	10,694	(29,373)	829,808	68.7%	71.1%

Company Totals	4,331,655	252,906	(326,623)	194,576	(132,047)	4,452,514	78.2%	79.8%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2006	5,428,487
Total sq. ft. of properties added this period	267,878
Total sq. ft. as of September 30, 2007	5,696,365

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	# of Trans- Actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (b)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (c)
Northeast
Northern NJ	13	102,218	25,171	77,047	5.7	30.04	1.69
Central NJ	14	44,645	32,677	11,968	9.1	22.66	3.82
Boston, MA	2	37,019	37,019	-	5.0	16.12	5.17
Total Northeast	29	183,882	94,867	89,015	6.4	25.44	3.04

Other
Troy, MI	4	10,694	-	10,694	3.5	19.19	2.69
Total Other	4	10,694	-	10,694	3.5	19.19	2.69

Company Totals	33	194,576	94,867	99,709	6.2	25.10	3.02

(a)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(b)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(c)	Represents estimated workletter costs of $1,110,350 and commissions of $988,250 committed, but not necessarily expended, during the period for second generation space aggregating 148,302 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	114,609,196	19.5	5,847,318	20.0
Jersey City, NJ	114,354,131	19.3	4,317,978	14.8
Westchester-Rockland, NY	92,897,989	15.7	4,968,420	17.0
Bergen-Passaic, NJ	91,884,602	15.5	4,602,401	15.7
Philadelphia, PA-NJ	54,829,286	9.3	3,529,994	12.1
Washington, DC-MD-VA-WV	31,511,749	5.3	1,292,807	4.4
Monmouth-Ocean, NJ	26,430,027	4.5	1,620,863	5.5
Trenton, NJ	20,043,897	3.4	956,597	3.3
Middlesex-Somerset-Hunterdon, NJ	19,536,342	3.3	986,760	3.4
New York (Manhattan)	15,442,033	2.6	524,476	1.8
Stamford-Norwalk, CT	7,340,429	1.2	452,260	1.5
Bridgeport, CT	2,306,414	0.4	145,487	0.5

Totals	591,186,095	100.0	29,245,361	100.0

(a)
Annualized base rental revenue is based on actual September 2007 billings times 12.  For leases whose rent commences after October 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at September 30, 2007, a lease with a commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), and leases expiring September 30, 2007 aggregating 67,253 feet and representing annualized rent of $1,627,553 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	115,613,903	19.5	4,167,266	15.7
Manufacturing	46,690,446	7.8	2,223,087	8.4
Insurance Carriers & Related Activities	45,474,346	7.7	2,030,897	7.7
Computer System Design Services	29,455,131	5.0	1,375,528	5.2
Credit Intermediation & Related Activities	28,035,472	4.7	1,122,903	4.2
Telecommunications	27,217,913	4.6	1,318,021	5.0
Health Care & Social Assistance	24,330,095	4.1	1,216,188	4.6
Legal Services	24,160,089	4.1	963,369	3.6
Wholesale Trade	22,272,021	3.8	1,443,204	5.4
Scientific Research/Development	21,345,878	3.6	928,964	3.5
Other Professional	20,341,477	3.4	883,329	3.3
Accounting/Tax Prep.	17,341,964	2.9	694,188	2.6
Public Administration	16,587,306	2.8	622,500	2.3
Retail Trade	15,194,884	2.6	915,276	3.4
Advertising/Related Services	15,094,672	2.6	626,972	2.4
Other Services (except Public Administration)	14,065,325	2.4	754,307	2.8
Information Services	9,933,633	1.7	433,985	1.6
Architectural/Engineering	9,462,352	1.6	422,019	1.6
Arts, Entertainment & Recreation	9,109,399	1.5	554,090	2.1
Real Estate & Rental & Leasing	8,746,657	1.5	409,922	1.5
Construction	8,564,911	1.4	394,891	1.5
Broadcasting	7,473,974	1.3	472,618	1.8
Admin & Support, Waste Mgt. & Remediation Services	7,018,002	1.2	402,689	1.5
Utilities	6,833,208	1.2	331,403	1.2
Data Processing Services	5,971,880	1.0	244,859	0.9
Transportation	5,956,018	1.0	314,725	1.2
Educational Services	5,656,626	1.0	289,526	1.1
Specialized Design Services	3,979,656	0.7	174,647	0.7
Management of Companies & Finance	3,812,506	0.6	155,075	0.6
Publishing Industries	3,651,546	0.6	192,586	0.7
Other	11,794,805	2.1	460,130	1.9

TOTALS	591,186,095	100.0	26,539,164	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b)
Annualized base rental revenue is based on actual September 2007 billings times 12.  For leases whose rent commences after October 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at September 30, 2007, a lease with a commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), and leases expiring September 30, 2007 aggregating 67,253 square feet and representing annualized rent of $1,627,553 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Consolidated Portfolio Analysis (a)
(as of September 30, 2007)

Breakdown by Number of Properties

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	99	38.8%	49	19.2%	--	--	--	--	--	--	148	58.0%
New York	21	8.2%	41	16.1%	6	2.4%	2	0.8%	2	0.8%	72	28.3%
Pennsylvania	18	7.0%	--	--	--	--	--	--	--	--	18	7.0%
Connecticut	2	0.8%	5	2.0%	--	--	--	--	--	--	7	2.8%
Wash., D.C./ Maryland	10	3.9%	--	--	--	--	--	--	--	--	10	3.9%
TOTALS By Type:	150	58.7%	95	37.3%	6	2.4%	2	0.8%	2	0.8%	255	100.0%

(a)	Excludes 47 properties, aggregating approximately 5.7 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Consolidated Portfolio Analysis (a)
(as of September 30, 2007)

         Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	17,646,642	60.4%	2,189,531	7.5%	--	--	--	--	19,836,173	67.9%
New York	2,739,384	9.4%	2,348,812	8.0%	387,400	1.3%	17,300	0.1%	5,492,896	18.8%
Pennsylvania	2,025,738	6.9%	--	--	--	--	--	--	2,025,738	6.9%
Connecticut	324,747	1.1%	273,000	0.9%	--	--	--	--	597,747	2.0%
Wash., D.C./ Maryland	1,292,807	4.4%	--	--	--	--	--	--	1,292,807	4.4%
TOTALS By Type:	24,029,318	82.2%	4,811,343	16.4%	387,400	1.3%	17,300	0.1%	29,245,361	100.0%

(a)	Excludes 47 properties, aggregating approximately 5.7 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Consolidated Portfolio Analysis (a)
(Year ended September 30, 2007)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:
STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	$368,194	65.3%	$18,837	3.3%	--	--	--	--	--	--	$387,031	68.6%
New York	57,505	10.2%	34,005	6.0%	$3,928	0.7%	$345	0.1%	299	0.1%	96,082	17.1%
Pennsylvania	41,017	7.3%	--	--	--	--	--	--	--	--	41,017	7.3%
Connecticut	6,024	1.1%	3,981	0.7%	--	--	--	--	--	--	10,005	1.8%
Wash., D.C./ Maryland	29,391	5.2%	--	--	--	--	--	--	--	--	29,391	5.2%
TOTALS By Type:	$502,131	89.1%	$56,823	10.0%	$3,928	0.7%	$345	0.1%	299	0.1%	$563,526	100.0%

(a)  Excludes 47 properties, aggregating approximately 5.7 million square feet, which are not consolidated by the Company.
(b)      Total base rent for the 12 months ended September 30, 2007, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveriesand escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Consolidated Portfolio Analysis (a) (b)
(as of September 30, 2007)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	91.7%	92.7%	--	--	91.8%
New York	95.3%	97.3%	98.1%	100.0%	96.4%
Pennsylvania	89.5%	--	--	--	89.5%
Connecticut	74.1%	98.4%	--	--	85.2%
Washington, D.C./ Maryland	88.9%	--	--	--	88.9%
WEIGHTED AVG. By Type:	91.5%	95.3%	98.1%	100.0%	92.2%

(a)	Excludes 47 properties, aggregating approximately 5.7 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future (including, at September 30, 2007, a lease with commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), as well as leases expiring September 30, 2007 aggregating 67,253 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	3,446	0.61	24.10
Fort Lee
One Bridge Plaza	1981	200,000	65.3	2,514	0.45	19.25
2115 Linwood Avenue	1981	68,000	40.2	962	0.17	35.19
Little Ferry
200 Riser Road	1974	286,628	100.0	2,068	0.37	7.21
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	796	0.14	16.69
135 Chestnut Ridge Road	1981	66,150	100.0	1,476	0.26	22.31
Paramus
15 East Midland Avenue	1988	259,823	80.5	5,360	0.95	25.63
140 East Ridgewood Avenue	1981	239,680	88.9	4,934	0.88	23.16
461 From Road	1988	253,554	98.6	6,102	1.08	24.41
650 From Road	1978	348,510	92.2	7,748	1.37	24.11
61 South Paramus Avenue	1985	269,191	99.9	7,035	1.25	26.16
Ridgefield Park
105 Challenger Road	1992	150,050	87.5	4,480	0.79	34.12
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,402	0.25	27.07
365 West Passaic Street	1976	212,578	100.0	4,399	0.78	20.69
395 West Passaic Street	1979	100,589	94.1	2,190	0.39	23.14
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.32	15.72
10 Mountainview Road	1986	192,000	98.2	4,332	0.77	22.98
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.35	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	960	0.17	18.29
530 Chestnut Ridge Road	1986	57,204	100.0	1,179	0.21	20.61
50 Tice Boulevard	1984	235,000	98.7	6,170	1.09	26.60
300 Tice Boulevard	1991	230,000	99.8	5,871	1.04	25.58

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	98.4	1,502	0.27	20.63
228 Strawbridge Drive	1984	74,000	100.0	1,043	0.19	14.09
232 Strawbridge Drive	1986	74,258	98.8	1,461	0.26	19.91

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	100.0	7,562	1.34	30.56
Roseland
101 Eisenhower Parkway	1980	237,000	95.7	5,592	0.99	24.66
103 Eisenhower Parkway	1985	151,545	81.0	2,947	0.52	24.01
105 Eisenhower Parkway	2001	220,000	86.1	4,559	0.81	24.07

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	8,000	1.42	20.00
Harborside Financial Center Plaza 2	1990	761,200	100.0	17,969	3.19	23.61
Harborside Financial Center Plaza 3	1990	725,600	99.1	17,738	3.15	24.67

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)

Harborside Financial Center Plaza 4-A	2000	207,670	97.7	6,240	1.11	30.76
Harborside Financial Center Plaza 5	2002	977,225	99.8	34,683	6.15	35.56
101 Hudson Street	1992	1,246,283	93.0	27,804	4.93	23.99

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive (e)	1981	35,270	62.6	31	0.01	3.51
2 South Gold Drive (e)	1974	33,962	61.6	144	0.03	17.21
600 Horizon Drive	2002	95,000	100.0	1,373	0.24	14.45
700 Horizon Drive (e)	2007	120,000	100.0	978	0.17	20.38
Princeton
103 Carnegie Center	1984	96,000	68.0	1,984	0.35	30.39
3 Independence Way	1983	111,300	50.7	1,078	0.19	19.10
100 Overlook Center	1988	149,600	100.0	4,274	0.76	28.57
5 Vaughn Drive	1987	98,500	90.4	2,398	0.43	26.93

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	353	0.06	8.83
Edison
343 Thornall Street (c)	1991	195,709	100.0	3,871	0.69	19.78
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,465	0.44	15.41
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,771	0.31	15.40
30 Knightsbridge Road, Bldg. 5	1977	332,607	62.9	2,202	0.39	10.53
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	121	0.02	2.61
Plainsboro
500 College Road East	1984	158,235	95.7	4,216	0.75	27.84
Woodbridge
581 Main Street	1991	200,000	100.0	5,327	0.95	26.64

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	61.6	407	0.07	14.84
3 Paragon Way	1991	66,898	100.0	785	0.14	11.73
4 Paragon Way	2002	63,989	100.0	1,104	0.20	17.25
100 Willowbrook Road	1988	60,557	74.8	883	0.16	19.49
Holmdel
23 Main Street	1977	350,000	100.0	3,964	0.70	11.33
Middletown
One River Centre Bldg. 1	1983	122,594	100.0	3,092	0.55	25.22
One River Centre Bldg. 2	1983	120,360	100.0	2,849	0.51	23.67
One River Centre Bldg. 3 and 4	1984	214,518	93.6	4,524	0.80	22.53
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.43	13.33
Wall Township
1305 Campus Parkway	1988	23,350	92.4	465	0.08	21.55
1350 Campus Parkway	1990	79,747	91.9	1,595	0.28	21.76

MORRIS COUNTY
Florham Park
325 Columbia Turnpike	1987	168,144	99.4	4,120	0.73	24.65

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)

Morris Plains
250 Johnson Road	1977	75,000	100.0	1,579	0.28	21.05
201 Littleton Road	1979	88,369	88.6	1,758	0.31	22.45
Morris Township
412 Mt. Kemble Avenue	1986	475,100	33.5	1,921	0.34	12.07
Parsippany
4 Campus Drive	1983	147,475	90.0	2,837	0.50	21.37
6 Campus Drive	1983	148,291	75.1	2,519	0.45	22.62
7 Campus Drive	1982	154,395	64.4	577	0.10	5.80
8 Campus Drive	1987	215,265	100.0	6,257	1.11	29.07
9 Campus Drive	1983	156,495	92.0	3,590	0.64	24.93
4 Century Drive	1981	100,036	78.9	1,639	0.29	20.77
5 Century Drive	1981	79,739	97.3	1,444	0.26	18.61
6 Century Drive	1981	100,036	72.4	1,013	0.18	13.99
2 Dryden Way	1990	6,216	100.0	95	0.02	15.28
4 Gatehall Drive	1988	248,480	89.6	5,515	0.98	24.77
2 Hilton Court	1991	181,592	100.0	4,510	0.80	24.84
1633 Littleton Road	1978	57,722	100.0	1,131	0.20	19.59
600 Parsippany Road	1978	96,000	92.4	1,532	0.27	17.27
1 Sylvan Way	1989	150,557	100.0	3,615	0.64	24.01
5 Sylvan Way	1989	151,383	100.0	4,033	0.72	26.64
7 Sylvan Way	1987	145,983	100.0	3,219	0.57	22.05
35 Waterview Boulevard	1990	172,498	94.3	4,462	0.79	27.43
5 Wood Hollow Road	1979	317,040	96.7	6,013	1.07	19.61

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	100.0	1,603	0.28	21.37
Totowa
999 Riverview Drive	1988	56,066	100.0	1,085	0.19	19.35

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	60.7	615	0.11	20.68
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.23	19.92
Bernards
106 Allen Road	2000	132,010	96.2	3,115	0.55	24.53
Bridgewater
721 Route 202/206	1989	192,741	80.4	3,891	0.69	25.11

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	89.1	4,674	0.83	28.74
Cranford
6 Commerce Drive	1973	56,000	84.1	1,027	0.18	21.81
11 Commerce Drive (c)	1981	90,000	61.3	1,331	0.24	24.13
12 Commerce Drive	1967	72,260	95.1	967	0.17	14.07
14 Commerce Drive	1971	67,189	60.9	1,116	0.20	27.27
20 Commerce Drive	1990	176,600	100.0	4,499	0.80	25.48
25 Commerce Drive	1971	67,749	90.1	1,365	0.24	22.36
65 Jackson Drive	1984	82,778	97.5	1,844	0.33	22.85

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)
New Providence
890 Mountain Avenue	1977	80,000	95.1	1,775	0.31	23.33

Total New Jersey Office		17,646,642	91.7	368,194	65.33	22.87

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street (e)	1970	524,476	100.0	6,427	1.14	39.94

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	91.4	3,896	0.69	23.68

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	94.4	1,109	0.20	19.58
101 Executive Boulevard	1971	50,000	43.0	489	0.09	22.74
555 Taxter Road	1986	170,554	100.0	4,234	0.75	24.82
565 Taxter Road	1988	170,554	98.8	4,173	0.74	24.76
570 Taxter Road	1972	75,000	89.7	1,730	0.31	25.72
Hawthorne
1 Skyline Drive	1980	20,400	99.0	399	0.07	19.76
2 Skyline Drive	1987	30,000	98.9	490	0.09	16.51
7 Skyline Drive	1987	109,000	98.7	2,551	0.45	23.71
17 Skyline Drive	1989	85,000	51.7	719	0.13	16.36
19 Skyline Drive	1982	248,400	100.0	4,471	0.79	18.00
Tarrytown
200 White Plains Road	1982	89,000	97.5	1,827	0.32	21.05
220 White Plains Road	1984	89,000	95.9	1,953	0.35	22.88
White Plains
1 Barker Avenue	1975	68,000	97.3	1,760	0.31	26.60
3 Barker Avenue	1983	65,300	100.0	1,613	0.29	24.70
50 Main Street	1985	309,000	100.0	9,353	1.66	30.27
11 Martine Avenue	1987	180,000	88.2	4,772	0.85	30.06
1 Water Street	1979	45,700	100.0	1,161	0.21	25.40
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,877	0.51	25.69
3 Executive Plaza	1987	58,000	100.0	1,501	0.27	25.88

Total New York Office		2,739,384	95.3	57,505	10.22	27.59

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	95.7	1,588	0.28	27.34
1055 Westlakes Drive	1990	118,487	96.8	2,580	0.46	22.49
1205 Westlakes Drive	1988	130,265	86.0	2,280	0.40	20.35
1235 Westlakes Drive	1986	134,902	97.7	2,914	0.52	22.11

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.45	26.85
200 Stevens Drive	1987	208,000	100.0	5,654	1.00	27.18
300 Stevens Drive	1992	68,000	86.5	1,581	0.28	26.88

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)
Media
1400 Providence Road – Center I	1986	100,000	96.8	2,052	0.36	21.20
1400 Providence Road – Center II	1990	160,000	96.5	3,350	0.59	21.70
MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	98.4	2,848	0.51	23.01
Blue Bell
4 Sentry Parkway	1982	63,930	94.1	1,348	0.24	22.41
5 Sentry Parkway East	1984	91,600	33.4	578	0.10	18.89
5 Sentry Parkway West	1984	38,400	31.5	242	0.04	20.01
16 Sentry Parkway	1988	93,093	100.0	2,245	0.40	24.12
18 Sentry Parkway	1988	95,010	88.5	2,192	0.39	26.07
King of Prussia
2200 Renaissance Boulevard	1985	174,124	79.4	2,613	0.46	18.90
Lower Providence
1000 Madison Avenue	1990	100,700	81.3	1,254	0.22	15.32
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	94.8	3,147	0.56	19.79

Total Pennsylvania Office		2,025,738	89.5	41,017	7.26	22.63

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	72.5	2,464	0.44	23.36
Stamford
1266 East Main Street	1984	179,260	75.4	3,560	0.63	26.34

Total Connecticut Office		324,747	74.1	6,024	1.07	25.03

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	6,164	1.09	36.36
1400 L Street, NW	1987	159,000	100.0	5,221	0.93	32.84

Total District of Columbia Office		328,549	100.0	11,385	2.02	34.65

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	915	0.16	23.65
6301 Ivy Lane	1979	112,003	83.0	2,063	0.37	22.19
6303 Ivy Lane	1980	112,047	74.8	2,361	0.42	28.17
6305 Ivy Lane	1982	112,022	72.6	1,600	0.28	19.67
6404 Ivy Lane	1987	165,234	77.9	2,741	0.49	21.29
6406 Ivy Lane	1991	163,857	100.0	2,751	0.49	16.79
6411 Ivy Lane	1984	138,405	91.6	2,849	0.51	22.47
Lanham
4200 Parliament Place	1989	122,000	85.8	2,726	0.48	26.04

Total Maryland Office		964,258	85.1	18,006	3.20	21.94

TOTAL OFFICE PROPERTIES		24,029,318	91.5	502,131	89.10	23.58

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	491	0.09	7.61
5 Terri Lane	1992	74,555	100.0	614	0.11	8.24
Moorestown
2 Commerce Drive	1986	49,000	21.3	209	0.04	20.02
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	100.0	209	0.04	5.44
201 Commerce Drive	1986	38,400	75.0	182	0.03	6.32
202 Commerce Drive	1988	51,200	100.0	266	0.05	5.20
1 Executive Drive	1989	20,570	81.1	157	0.03	9.41
2 Executive Drive	1988	60,800	84.7	423	0.08	8.21
101 Executive Drive	1990	29,355	99.7	294	0.05	10.05
102 Executive Drive	1990	64,000	100.0	333	0.06	5.20
225 Executive Drive	1990	50,600	67.6	213	0.04	6.23
97 Foster Road	1982	43,200	75.5	129	0.02	3.96
1507 Lancer Drive	1995	32,700	100.0	134	0.02	4.10
1245 North Church Street	1998	52,810	90.5	290	0.05	6.07
1247 North Church Street	1998	52,790	54.7	303	0.05	10.49
1256 North Church Street	1984	63,495	100.0	450	0.08	7.09
840 North Lenola Road	1995	38,300	100.0	367	0.07	9.58
844 North Lenola Road	1995	28,670	100.0	180	0.03	6.28
915 North Lenola Road	1998	52,488	100.0	299	0.05	5.70
2 Twosome Drive	2000	48,600	100.0	419	0.07	8.62
30 Twosome Drive	1997	39,675	89.9	195	0.03	5.47
31 Twosome Drive	1998	84,200	100.0	469	0.08	5.57
40 Twosome Drive	1996	40,265	100.0	292	0.05	7.25
41 Twosome Drive	1998	43,050	100.0	213	0.04	4.95
50 Twosome Drive	1997	34,075	100.0	246	0.04	7.22

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.03	6.85

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	193	0.03	14.54
200 Horizon Drive	1991	45,770	100.0	591	0.10	12.91
300 Horizon Drive	1989	69,780	100.0	1,157	0.21	16.58
500 Horizon Drive	1990	41,205	100.0	618	0.11	15.00

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	655	0.12	18.71
1340 Campus Parkway	1992	72,502	100.0	950	0.17	13.10
1345 Campus Parkway	1995	76,300	100.0	944	0.17	12.37
1433 Highway 34	1985	69,020	76.4	436	0.08	8.27
1320 Wyckoff Avenue	1986	20,336	100.0	178	0.03	8.75
1324 Wyckoff Avenue	1987	21,168	100.0	228	0.04	10.77

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	534	0.09	13.71
2 Center Court	1998	30,600	99.3	339	0.06	11.16
11 Commerce Way	1989	47,025	100.0	574	0.10	12.21
20 Commerce Way	1992	42,540	100.0	254	0.05	5.97
29 Commerce Way	1990	48,930	100.0	711	0.13	14.53
40 Commerce Way	1987	50,576	85.7	600	0.11	13.84
45 Commerce Way	1992	51,207	96.4	384	0.07	7.78
60 Commerce Way	1988	50,333	73.6	532	0.09	14.36
80 Commerce Way	1996	22,500	100.0	315	0.06	14.00
100 Commerce Way	1996	24,600	100.0	345	0.06	14.02
120 Commerce Way	1994	9,024	100.0	125	0.02	13.85
140 Commerce Way	1994	26,881	99.5	374	0.07	13.98

Total New Jersey Office/Flex		2,189,531	92.7	18,837	3.35	9.28

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	416	0.07	13.08
75 Clearbrook Road	1990	32,720	100.0	702	0.12	21.45
125 Clearbrook Road	2002	33,000	100.0	712	0.13	21.58
150 Clearbrook Road	1975	74,900	100.0	1,113	0.20	14.86
175 Clearbrook Road	1973	98,900	100.0	1,592	0.28	16.10
200 Clearbrook Road	1974	94,000	99.8	1,288	0.23	13.73
250 Clearbrook Road	1973	155,000	97.3	1,420	0.25	9.42
50 Executive Boulevard	1969	45,200	98.2	490	0.09	11.04
77 Executive Boulevard	1977	13,000	55.4	206	0.04	28.60
85 Executive Boulevard	1968	31,000	93.8	541	0.10	18.61
300 Executive Boulevard	1970	60,000	100.0	431	0.08	7.18
350 Executive Boulevard	1970	15,400	98.8	296	0.05	19.45
399 Executive Boulevard	1962	80,000	100.0	928	0.16	11.60
400 Executive Boulevard	1970	42,200	100.0	781	0.14	18.51
500 Executive Boulevard	1970	41,600	94.3	625	0.11	15.93
525 Executive Boulevard	1972	61,700	83.6	813	0.14	15.76
1 Westchester Plaza	1967	25,000	100.0	334	0.06	13.36
2 Westchester Plaza	1968	25,000	100.0	510	0.09	20.40
3 Westchester Plaza	1969	93,500	100.0	636	0.11	6.80
4 Westchester Plaza	1969	44,700	93.1	486	0.09	11.68
5 Westchester Plaza	1969	20,000	88.9	299	0.05	16.82
6 Westchester Plaza	1968	20,000	100.0	322	0.06	16.10
7 Westchester Plaza	1972	46,200	100.0	770	0.14	16.67
8 Westchester Plaza	1971	67,200	100.0	919	0.16	13.68
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	693	0.12	13.56
4 Skyline Drive	1987	80,600	92.2	1,319	0.23	17.75
5 Skyline Drive	1980	124,022	99.3	1,577	0.28	12.81
6 Skyline Drive	1980	44,155	100.0	433	0.08	9.81
8 Skyline Drive	1985	50,000	85.3	701	0.12	16.44
10 Skyline Drive	1985	20,000	100.0	378	0.07	18.90

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)
11 Skyline Drive	1989	45,000	100.0	803	0.14	17.84
12 Skyline Drive	1999	46,850	100.0	663	0.12	14.15
15 Skyline Drive	1989	55,000	88.2	828	0.15	17.07
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,346	0.24	17.55
200 Corporate Boulevard South	1990	84,000	99.8	1,562	0.28	18.63
4 Executive Plaza	1986	80,000	100.0	1,344	0.24	16.80
6 Executive Plaza	1987	80,000	95.1	1,406	0.25	18.48
1 Odell Plaza	1980	106,000	99.9	1,477	0.26	13.95
3 Odell Plaza	1984	71,065	100.0	1,597	0.28	22.47
5 Odell Plaza	1983	38,400	84.8	516	0.09	15.85
7 Odell Plaza	1984	42,600	99.6	732	0.13	17.25

Total New York Office/Flex		2,348,812	97.3	34,005	6.03	14.88

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,360	0.24	15.45
500 West Avenue	1988	25,000	82.3	375	0.07	18.23
550 West Avenue	1990	54,000	100.0	865	0.15	16.02
600 West Avenue	1999	66,000	100.0	804	0.14	12.18
650 West Avenue	1998	40,000	100.0	577	0.10	14.43

Total Connecticut Office/Flex		273,000	98.4	3,981	0.70	14.82

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	95.3	56,823	10.08	12.40

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/07 (%) (a)	2007 Base Rent ($000’s) (b) (c)	Percentage of Total 2007 Base Rent (%)	2007 Average Base Rent Per Sq. Ft. ($) (c) (d)
WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	86	0.02	13.03
2 Warehouse Lane	1957	10,900	100.0	159	0.03	14.59
3 Warehouse Lane	1957	77,200	100.0	324	0.06	4.20
4 Warehouse Lane	1957	195,500	97.4	1,856	0.33	9.75
5 Warehouse Lane	1957	75,100	97.1	990	0.18	13.58
6 Warehouse Lane	1982	22,100	100.0	513	0.09	23.21

Total Industrial/Warehouse Properties		387,400	98.1	3,928	0.71	10.33

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195	0.03	20.97
Yonkers
2 Executive Boulevard	1986	8,000	100.0	150	0.03	18.75

Total Retail Properties		17,300	100.0	345	0.06	19.94

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	114	0.02	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--

Total Land Leases		--	--	299	0.05	--

TOTAL PROPERTIES		29,245,361	92.2	563,526	100.00	21.50

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future (including, at September 30, 2007, a lease with a commencement date substantially in the future consisting of 8,590 square feet scheduled to commence in 2009), and leases expiring September 30, 2007 aggregating 67,253 square feet (representing 0.2 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended September 30, 2007, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)
Base rent for the 12 months ended September 30, 2007, divided by net rentable square feet leased at September 30, 2007.  For those properties acquired or placed in service during the 12 months ended September 30, 2007, amounts are annualized, as per Note e.

(e)
As this property was acquired or placed in service by the Company during the 12 months ended September 30, 2007, the amounts represented in 2007 base rent reflect only that portion of the year during which the Company owned the property.  Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2007 average base rent per sq. ft. for this property have been calculated by taking 2007 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at September 30, 2007.  These annualized per square foot amounts may not be indicative of the property’s results had the Company owned such property for the entirety of the 12 months ended September 30, 2007.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of September 30, 2007, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
Citigroup Global Markets, Inc.	6	13,735,164	2.4	443,707	1.8	2016	(b)
DB Services New Jersey, Inc.	2	10,845,576	1.8	402,068	1.5	2017
Morgan Stanley & Co., Inc.	5	9,432,493	1.6	381,576	1.4	2013	(c)
New Cingular Wireless PCS, LLC	4	9,144,930	1.5	410,313	1.5	2014	(d)
United States Of America-GSA	11	8,904,039	1.5	278,735	1.1	2017	(e)
Keystone Mercy Health Plan	2	7,897,031	1.3	303,149	1.1	2015
National Union Fire Insurance	1	7,711,023	1.3	317,799	1.2	2012
Prentice-Hall, Inc.	1	7,694,097	1.3	474,801	1.8	2014
Forest Laboratories, Inc.	2	7,463,777	1.3	202,857	0.8	2017	(f)
American Institute of Certified Public Accountants	1	6,653,005	1.1	249,768	0.9	2012
ICAP Securities USA, LLC	1	6,117,453	1.0	159,834	0.6	2017
Toys 'R' Us – NJ, Inc.	1	6,072,651	1.0	242,518	0.9	2012
Lehman Brothers Holdings, Inc.	1	5,835,986	1.0	270,063	1.0	2018	(g)
Allstate Insurance Company	10	5,703,460	1.0	237,559	0.9	2017	(h)
TD Ameritrade Online Holdings	1	5,701,671	1.0	184,222	0.7	2015
IBM Corporation	3	5,562,770	0.9	310,263	1.2	2012	(i)
Merrill Lynch Pierce Fenner	3	5,294,084	0.9	306,125	1.2	2017	(j)
Credit Suisse First Boston	1	5,212,307	0.9	153,464	0.6	2012	(k)
KPMG, LLP	3	4,977,856	0.8	181,025	0.7	2012	(l)
National Financial Services	1	4,582,231	0.8	112,964	0.4	2012
Bank Of Tokyo-Mitsubishi, Ltd.	1	4,228,795	0.7	137,076	0.5	2009
Daiichi Sankyo, Inc.	3	4,031,781	0.7	136,366	0.5	2022	(m)
Vonage America, Inc.	1	3,857,000	0.7	350,000	1.3	2017
AT&T Corp.	1	3,805,000	0.6	275,000	1.0	2014
Wyndham Worldwide Corporation	1	3,773,775	0.6	150,951	0.6	2009
Samsung Electronics America	1	3,678,028	0.6	131,300	0.5	2010
Hewlett-Packard Company	2	3,520,179	0.6	166,977	0.6	2010	(n)
SSB Realty, LLC	1	3,492,830	0.6	114,519	0.4	2009
Montefiore Medical Center	5	3,416,583	0.6	163,529	0.6	2019	(o)
E*Trade Financial Corporation	1	3,124,160	0.5	106,573	0.4	2022
Wyndham Worldwide Operations	1	3,065,643	0.5	145,983	0.6	2011
Dow Jones & Company, Inc.	1	3,057,773	0.5	92,312	0.3	2012
High Point Safety & Insurance	2	2,702,382	0.5	116,889	0.4	2020
American Home Assurance Co.	2	2,686,732	0.5	131,174	0.5	2019	(p)
SunAmerica Asset Management	1	2,680,409	0.5	69,621	0.3	2018
Moody’s Investors Service	1	2,671,149	0.5	91,344	0.3	2011	(q)
Oppenheimer & Co., Inc.	1	2,636,192	0.4	104,008	0.4	2013
Barr Laboratories, Inc.	2	2,579,597	0.4	109,510	0.4	2015	(r)
United States Life Insurance Co.	1	2,520,000	0.4	180,000	0.7	2013
AAA Mid-Atlantic, Inc.	2	2,517,680	0.4	129,784	0.5	2022	(s)
New Jersey Turnpike Authority	1	2,455,463	0.4	100,223	0.4	2016
Natixis North America, Inc.	1	2,408,679	0.4	83,629	0.3	2021
Regus Business Centre Corp.	2	2,321,656	0.4	79,805	0.3	2011
Movado Group, Inc	1	2,283,547	0.4	90,050	0.3	2013
Deloitte & Touche USA, LLP	1	2,171,275	0.4	86,851	0.3	2007
Ark Asset Management Co., Inc.	1	2,094,608	0.4	67,568	0.3	2017
Nextel of New York, Inc.	2	2,093,440	0.4	97,436	0.4	2014	(t)
Norris McLaughlin & Marcus, PA	1	2,085,912	0.4	86,913	0.3	2017
Bearingpoint, Inc.	1	2,065,834	0.3	77,956	0.3	2011
GAB Robins North America Inc.	2	2,049,674	0.3	84,649	0.3	2009	(u)

Totals		230,617,380	39.0	9,380,806	35.3

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual September, 2007 billings times 12.  For leases whose rent commences after October 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	59,711 square feet expire in 2009; 330,900 square feet expire in 2010; 26,834 square feet expire in 2014; 26,262 square feet expire in 2016.
(c)	19,500 square feet expire in 2008; 7,000 square feet expire in 2009; 48,906 square feet expire in 2010; 306,170 square feet expire in 2013.
(d)	4,783 square feet expire in 2008; 333,145 square feet expire in 2013; 72,385 square feet expire in 2014.
(e)
7,008 square feet expire in 2008; 9,901 square feet expire in 2011; 11,216 square feet expire in 2012; 58,392 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 6,610 square feet expire in 2017.

(f)	22,785 square feet expire in 2010; 180,072 square feet expire in 2017.
(g)	207,300 square feet expire in 2010; 62,763 square feet expire in 2018.
(h)	31,143 square feet expire in 2008; 22,185 square feet expire in 2009; 46,555 square feet expire in 2010; 83,693 square feet expire in 2011; 53,983 square feet expire in 2017.
(i)	61,864 square feet expire in 2010; 248,399 square feet expire in 2012.
(j)	7,485 square feet expire in 2008; 4,451 square feet expire in 2009; 294,189 square feet expire in 2017.
(k)	71,511 square feet expire in 2011; 81,953 square feet expire in 2012.
(l)	46,440 square feet expire in 2009; 57,204 square feet expire in 2010; 77,381 square feet expire in 2012.
(m)	46,000 square feet expire in 2009; 5,315 square feet expire in 2011; 85,051 square feet expire in 2022.
(n)	163,857 square feet expire in 2008; 3,120 square feet expire in 2010.
(o)	33,542 square feet expire in 2009; 5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 86,065 square feet expire in 2019.
(p)	14,056 square feet expire in 2008; 117,118 square feet expire in 2019.
(q)	43,344 square feet expire in 2009; 36,193 square feet expire in 2010; 11,807 square feet expire in 2011.
(r)	20,000 square feet expire in 2008; 89,510 square feet expire in 2015.
(s)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(t)	62,436 square feet expire in 2010; 35,000 square feet expire in 2014.
(u)	75,049 square feet expire in 2008; 9,600 square feet expire in 2009.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning October 1, 2007, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2007 through 2009 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2007 (c)
Northern NJ	11	97,654	0.4	2,320,323	23.76	0.4
Central NJ	7	27,273	0.1	524,400	19.23	0.1
Westchester Co., NY	19	62,845	0.2	1,444,991	22.99	0.2
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	13	43,482	0.2	735,848	16.92	0.1
Fairfield, CT	3	16,158	0.1	323,877	20.04	0.1
Washington, DC/MD	7	34,588	0.1	893,385	25.83	0.1
Rockland Co., NY	-	-	-	-	-	-
TOTAL – 2007	60	282,000	1.1	6,242,824	22.14	1.0

2008
Northern NJ	80	562,532	2.1	13,150,417	23.38	2.2
Central NJ	43	225,238	0.9	5,376,558	23.87	0.9
Westchester Co., NY	106	481,285	1.8	9,625,732	20.00	1.6
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	61	590,055	2.2	9,341,920	15.83	1.6
Fairfield, CT	5	15,901	0.1	460,059	28.93	0.1
Washington, DC/MD	24	291,428	1.1	6,727,528	23.08	1.1
Rockland Co., NY	7	44,580	0.1	1,172,138	26.29	0.2
TOTAL – 2008	326	2,211,019	8.3	45,854,352	20.74	7.7

2009
Northern NJ	115	1,116,243	4.2	28,357,712	25.40	4.8
Central NJ	46	412,685	1.6	9,838,289	23.84	1.7
Westchester Co., NY	109	604,674	2.3	12,146,201	20.09	2.1
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	48	285,316	1.1	4,363,234	15.29	0.7
Fairfield, CT	11	38,461	0.1	837,606	21.78	0.1
Washington, DC/MD	16	61,978	0.2	1,587,612	25.62	0.2
Rockland Co., NY	7	22,068	0.1	535,482	24.27	0.1
TOTAL – 2009	352	2,541,425	9.6	57,666,136	22.69	9.7

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010	375	3,266,863	12.3	74,515,732	22.81	12.6

2011	349	3,362,542	12.7	75,495,407	22.45	12.8

2012	259	2,840,631	10.7	66,104,018	23.27	11.2

2013	183	2,736,792	10.3	58,630,767	21.42	9.9

2014	108	1,708,089	6.4	37,516,690	21.96	6.4

2015	72	2,246,522	8.5	49,468,451	22.02	8.4

2016	57	850,101	3.2	16,544,282	19.46	2.8

2017	75	2,282,197	8.6	54,162,682	23.73	9.2

2018 and thereafter	79	2,210,983	8.3	48,984,754	22.16	8.3
Totals/Weighted
Average	2,295	26,539,164 (c)	100.0	591,186,095	22.28	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual September 2007 billings times 12.  For leases whose rent commences after October 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2007 aggregating 67,253 square feet and representing annualized rent of $1,627,553 for which no new leases were signed.
(d)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,539,164
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	428,239
Square footage unleased	2,277,958
Total net rentable square footage (does not include land leases)	29,245,361

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning October 1, 2007, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2007 through 2009 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2007 (c)
Northern NJ	9	85,927	0.4	2,155,405	25.08	0.40
Central NJ	7	27,273	0.1	524,400	19.23	0.10
Westchester Co., NY	12	31,249	0.1	910,033	29.12	0.20
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	11	33,627	0.2	640,071	19.03	0.10
Fairfield, CT	2	9,158	(d)	239,877	26.19	(d)
Washington, DC/MD	7	34,588	0.2	893,385	25.83	0.20
Dutchess/Rockland Co., NY	-	-	-	-	-	-
TOTAL – 2007	48	221,822	1.0	5,363,171	24.18	1.0

2008
Northern NJ	75	499,419	2.3	12,401,351	24.83	2.3
Central NJ	38	203,512	0.9	5,062,015	24.87	1.0
Westchester Co., NY	60	188,070	0.9	5,065,988	26.94	1.0
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	42	374,462	1.7	7,874,092	21.03	1.5
Fairfield, CT	5	15,901	0.1	460,059	28.93	0.1
Washington, DC/MD	24	291,428	1.4	6,727,528	23.08	1.3
Dutchess/Rockland Co., NY	7	44,580	0.2	1,172,138	26.29	0.2
TOTAL – 2008	251	1,617,372	7.5	38,763,171	23.97	7.4

2009
Northern NJ	106	1,046,950	4.8	27,414,596	26.19	5.2
Central NJ	41	377,819	1.8	9,422,003	24.94	1.8
Westchester Co., NY	63	253,473	1.2	6,629,842	26.16	1.2
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	27	138,933	0.6	3,151,392	22.68	0.6
Fairfield, CT	8	17,886	0.1	444,631	24.86	0.1
Washington, DC/MD	16	61,978	0.3	1,587,612	25.62	0.3
Dutchess/Rockland Co., NY	7	22,068	0.1	535,482	24.27	0.1
TOTAL – 2009	268	1,919,107	8.9	49,185,558	25.63	9.3

2010	289	2,453,637	11.4	63,356,920	25.82	12.0

2011	286	2,820,019	13.1	69,206,942	24.54	13.2

2012	190	2,231,578	10.3	58,183,137	26.07	11.0

2013	135	2,133,066	9.9	50,796,653	23.81	9.6

2014	92	1,528,658	7.1	35,102,958	22.96	6.7

2015	58	2,080,726	9.6	47,381,030	22.77	9.0

2016	43	533,069	2.5	12,356,836	23.18	2.4

2017	63	2,126,891	9.9	51,611,077	24.27	9.8

2018 and thereafter	64	1,894,711	8.8	45,117,370	23.81	8.6
Totals/Weighted Average	1,787	21,560,656 (c)	100.0	526,424,823	24.42	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2007 billings times 12.  For leases whose rent commences after October 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2007 aggregating 51,103 square feet and representing annualized rent of $1,336,803 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning October 1, 2007, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2007 through 2009 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2007 (c)
Northern NJ	2	11,727	0.3	164,918	14.06	0.3
Central NJ	-	-	-	-	-	-
Westchester Co., NY	7	31,596	0.7	534,958	16.93	0.9
Sub. Philadelphia	2	9,855	0.2	95,777	9.72	0.2
Fairfield, CT	1	7,000	0.1	84,000	12.00	0.1
TOTAL – 2007	12	60,178	1.3	879,653	14.62	1.5

2008
Northern NJ	5	63,113	1.4	749,066	11.87	1.3
Central NJ	5	21,726	0.5	314,543	14.48	0.5
Westchester Co., NY	44	285,975	6.2	4,477,063	15.66	7.4
Sub. Philadelphia	19	215,593	4.7	1,467,828	6.81	2.4
Fairfield, CT	-	-	-	-	-	-
TOTAL – 2008	73	586,407	12.8	7,008,500	11.95	11.6

2009
Northern NJ	9	69,293	1.5	943,116	13.61	1.6
Central NJ	5	34,866	0.8	416,286	11.94	0.7
Westchester Co., NY	41	299,556	6.5	4,590,809	15.33	7.6
Sub. Philadelphia	21	146,383	3.2	1,211,842	8.28	2.0
Fairfield, CT	3	20,575	0.5	392,975	19.10	0.6
TOTAL – 2009	79	570,673	12.5	7,555,028	13.24	12.5

2010	84	780,276	17.0	10,761,712	13.79	17.9

2011	62	534,923	11.7	6,193,465	11.58	10.3

2012	68	602,415	13.2	7,857,156	13.04	13.0

2013	38	455,311	9.9	6,586,027	14.46	10.9

2014	16	179,431	3.9	2,413,732	13.45	4.0

2015	14	165,796	3.6	2,087,421	12.59	3.5

2016	12	181,950	4.0	2,769,085	15.22	4.6

2017	12	155,306	3.4	2,551,605	16.43	4.2

2018 and thereafter	14	308,272	6.7	3,642,384	11.82	6.0
Totals/Weighted
Average	484	4,580,938 (c)	100.0	60,305,768	13.16	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2007 billings times 12.  For leases whose rent commences after October 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring September 30, 2007 aggregating 16,150 square feet and representing annualized rent of $290,750 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning October 1, 2007, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2008	2	7,240	1.9	82,681	11.42	2.0

2009	4	42,345	11.1	730,550	17.25	18.1

2010	2	32,950	8.7	397,100	12.05	9.8

2011	1	7,600	2.0	95,000	12.50	2.4

2012	1	6,638	1.8	63,725	9.60	1.6

2013	10	148,415	39.0	1,248,087	8.41	30.9

2016	2	135,082	35.5	1,418,361	10.50	35.2
Totals/Weighted
Average	22	380,270	100.0	4,035,504	10.61	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2007 billings times 12.  For leases whose rent commences after October 1, 2007, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning October 1, 2007, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009	1	9,300	53.8	195,000	20.97	46.4

2018 and thereafter	1	8,000	46.2	225,000	28.13	53.6
Totals/Weighted
Average	2	17,300	100.0	420,000	24.28	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual September 2007 billings times 12.  For leases whose rent commences after October 1, 2007 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2007